UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07660

Name of Fund: The Massachusetts Health and Education Tax-Exempt Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: John M. Loffredo, Chief Executive
      Officer, The Massachusetts Health and Education Tax-Exempt Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 12/31/05

Item 1 - Report to Stockholders

                           The Massachusetts Health &
                           Education Tax-Exempt Trust

                           Annual Report
                           December 31, 2005

The Massachusetts Health & Education Tax-Exempt Trust

The Benefits and Risks of Leveraging

The Massachusetts Health & Education Tax-Exempt Trust utilizes leverage to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Trust issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares, is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Trust's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short- term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Trust may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Trust to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Trust invests in inverse floaters, the market value of the Trust's portfolio and the net asset value of the Trust's shares may also be more volatile than if the Trust did not invest in these securities. As of December 31, 2005, the Trust did not invest in inverse floaters.

Swap Agreements

The Trust may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Trust has entered into the swap will default on its obligation to pay the Trust and the risk that the Trust will not be able to meet its obligations to pay the other party to the agreement.


2  THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2005

A Letter From the President

Dear Shareholder

On balance, 2005 was a year of "muddling through" for the U.S. financial markets, as oil prices reached new record highs, the Federal Reserve Board (the
Fed) increased the target federal funds rate from 2.25% to 4.25%, the housing market and the consumer finally showed some signs of slowing, and Hurricanes Katrina and Rita ravaged the Gulf Coast, causing yet untold economic damage.

Although they struggled, stocks managed to post their third straight year of positive performance. The year was equally uncertain for fixed income markets, which were bemused by a flattening yield curve and a number of significant credit events that brought a slowdown in high yield market returns. Notably, the one-year results for the major asset classes -- stocks, bonds and cash -- were the closest they have been in more than 100 years. For the 12- and six-month periods ended December 31, 2005, most of the major market indexes managed to land in positive territory:

Total Returns as of December 31, 2005                                 6-month      12-month
===========================================================================================
U.S. equities (Standard & Poor's 500 Index)                           + 5.77%       + 4.91%
-------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                          + 5.88        + 4.55
-------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)       +14.88        +13.54
-------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                   - 0.08        + 2.43
-------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)        + 0.60        + 3.51
-------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)        + 1.48        + 2.26
-------------------------------------------------------------------------------------------

In hindsight, these numbers are reasonably good given the headwinds facing the markets in 2005. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International stocks had an excellent year, with many markets benefiting from strong economic statistics, trade surpluses and solid finances. In the U.S. bond market, long-term yields remained low and, at year-end, the Treasury curve appeared ready to invert.

As 2006 begins, the largest question marks center on the Fed's future moves, the U.S. consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth. As you turn the calendar and consider how these factors might impact your investments, remember that the new year is a good time to meet with your financial advisor to review your financial goals, and to make portfolio changes where necessary. For investing insights and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         President and Director


   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2005   3

A Discussion With Your Trust's Portfolio Managers

      We increased the Trust's use of leverage during the period and, with the proceeds, invested in high-quality, longer-dated bonds that we found to be attractively valued.

Describe the market environment relative to municipal bonds.

Over the past year, long-term bond yields declined moderately as shorter-term yields increased. Early in the period, U.S. Treasury prices rallied strongly while their yields, which move in the opposite direction, fell. By the end of June 2005, 30-year U.S. Treasury bond yields had declined by nearly 70 basis points (.70%) to 4.19%. A number of factors were responsible for the improvement in bond prices, including moderating U.S. economic growth for much of the period, slowing growth in foreign economies and strong demand from Asian governments for U.S. Treasury securities. In recent months, however, investor focus shifted to the potential for rising inflation as commodity prices -- especially oil and gold prices -- remained elevated. Faster economic growth, coupled with the possibility of further price increases, pushed bond yields higher. By the end of December 2005, 30-year U.S. Treasury bond yields stood at 4.54%, down 33 basis points compared to a year earlier.

The Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the period, lifting the federal funds target rate to 4.25%. Investors did not expect the current interest rate tightening cycle to be curtailed in early 2006. Accordingly, the yield curve continued to flatten, indicating that short-term interest rates were rising more than longer-term rates. During the past year, 10-year Treasury note yields rose 15 basis points to 4.39%.

Tax-exempt bond yields exhibited a similar pattern during most of the period. According to Municipal Market Data, the yield on AAA-rated issues maturing in 30 years declined 22 basis points to 4.39%, while the yield on AAA-rated issues maturing in 10 years rose 22 basis points to 3.76%.

Municipalities issued more than $408 billion in new tax-exempt debt in 2005, nearly 14% greater than the prior year's issuance and representing a new annual record. Meanwhile, the volume of refunding issues increased by more than 47% on a year-over-year basis as issuers took advantage of declining long-term bond yields and a flattening yield curve to refinance outstanding higher-coupon debt.

Investor demand for municipal product remained positive for most of the period. The most current statistics from the Investment Company Institute indicate that, year-to-date through November 2005, net new cash flows into long-term municipal bond funds exceeded $6.25 billion -- a sharp reversal from the $12.7 billion outflow seen during the same period in 2004. In December, however, surging equity prices and holiday seasonal factors led to reduced investor interest in long-term tax-exempt bond funds.

Looking ahead, the fundamentals for the tax-exempt bond market appear favorable, and positive cash flows are anticipated. With municipal bonds currently yielding up to 98% of comparable U.S. Treasury bond yields, and given the prospects for reduced annual issuance in 2006, we believe the municipal bond market could enjoy solid results in the coming months.

Describe conditions in the Commonwealth of Massachusetts.

Through November 2005, Massachusetts' tax revenue collections for fiscal year 2006 were up 7% compared to fiscal year 2005. Of this increase, a nearly 13% rise in corporate excise tax revenues led the way, with sales-and-use tax (that is, generally taxes levied on purchased goods and by public and private facilities, such as public transportation and hotel lodging) and personal income tax revenues rising 4.3% and 5.6%, respectively. These positive numbers add to the likelihood of Massachusetts seeing a larger-than-anticipated revenue surplus by the end of the current fiscal year on June 30, 2006. Massachusetts' unemployment rate rose to 4.9% in November 2005, slightly below the national average of 5.0%. During the calendar year ended December 31, 2005, the commonwealth issued $13.4 billion in debt, roughly 13.5% more than the previous year -- matching the national increase in a record year for new municipal supply.

How did the Trust perform during the fiscal year?

For the 12-month period ended December 31, 2005, the Common Shares of Massachusetts Health and Education Tax-Exempt Trust had net annualized yields of 5.80% and 5.80%, based on a year-end per share net asset value of $13.59 and a per share market price of $13.60, respectively, and $.789 per share income dividends. Over the same period, the total investment return on the Trust's Common Shares was +5.46%, based on a change in per share net asset value from $13.74 to $13.59, and assuming reinvestment of all distributions.


4  THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2005

The Trust's performance was helped by our continued overweighting of lower investment grade bonds and, to a lesser extent, below investment grade bonds. Lower-rated bonds continued to enjoy strong performance during the past 12 months as investors appeared willing to assume credit risk in exchange for declining amounts of additional yield. The Trust benefited from this phenomenon of narrowing credit spreads as well as from the generally higher income that lower-rated securities provide.

For the first three quarters of the year, the portfolio's leverage ratio was lower than that of its peers. This initially detracted from performance as long-term interest rates fell somewhat unexpectedly. In late September, however, we issued an additional $10 million in Auction Preferred Shares (APS). Besides bringing our leverage ratio more in line with our peers, this move allowed us to take advantage of a positively sloped yield curve. Essentially, we were able to borrow more money at low short-term interest rates (that is, rates lower than long-term rates) and reinvest the proceeds in higher-yielding, longer-dated bonds.

For the six-month period ended December 31, 2005, the total investment return on the Trust's Common Shares was -.15%, based on a change in per share net asset value from $14.12 to $13.59, and assuming reinvestment of all distributions.

For a description of the Trust's total investment return based on a change in the per share market value of the Trust's Common Shares (as measured by the trading price of the Trust's shares on the American Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Trust's shares may trade in the secondary market at a premium or discount to the Trust's net asset value. As a result, total investment returns based on changes in the market value of the Trust's Common Shares can vary significantly from total investment return based on changes in the Trust's net asset value.

What changes were made to the portfolio during the period?

Most of our portfolio activity took place in the final quarter of the year as we sought to invest the proceeds of our APS issuance. We generally favored high-quality, long-dated bonds that we believed were attractively valued. Consistent with our investment mandate, a majority of our purchases were of bonds issued on behalf of Massachusetts nonprofit health-related and education-related entities.

Throughout the period, we also looked for opportunities to reduce our exposure to lower-quality bonds. Although these issues performed well during the year, we viewed their strong price performance as an opportunity to accomplish several goals at once -- bringing our weighting in those securities more in line with our peers, locking in recent gains and reducing our exposure to certain bonds whose credit quality had weakened.

For the six months ended December 31, 2005, the Trust's APS had an average yield of 2.44% for Series A and 2.85% for Series B. The Fed's interest rate hikes are clearly having an impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 200 basis points during the 12-month period. Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Shares from the leveraging of Preferred Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Trust's Common Shares. At the end of the period, the Trust's leverage amount, due to APS, was 38.61% of total net assets, before the deduction of Preferred Shares. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Trust's position at the close of the period?

As a result of our recent APS issuance, the Trust emerged with a higher leverage-adjusted duration that is more in line with that of its benchmark. Accordingly, the portfolio has become more sensitive to changes in interest rates and has the potential for increased volatility. This development was expected, however, and we remain confident that we can take steps to mute that volatility, in part through hedging strategies such as futures and interest rate swaps.

Also at period end, we continued our efforts to return the portfolio's weighting in lower-rated bonds to a more neutral stance. In the coming months, we expect this process to continue if credit spreads tighten further -- enabling us to lock in gains while reducing the Trust's exposure to credit risk.

Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager

Robert D. Sneeden
Vice President and Portfolio Manager

January 10, 2006


   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2005   5

Schedule of Investments                                           (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
================================================================================
Massachusetts--151.9%
--------------------------------------------------------------------------------
   $ 1,000    Massachusetts Bay Transportation Authority, Special
              Assessment Revenue Refunding Bonds, Series A, 5%
              due 7/01/2031                                             $  1,048
--------------------------------------------------------------------------------
       825    Massachusetts State College Building Authority, Project
              Revenue Refunding Bonds, Series B, 5.50%
              due 5/01/2039 (i)                                              974
--------------------------------------------------------------------------------
              Massachusetts State Development Finance Agency,
              Education Revenue Bonds:
     1,100        (Belmont Hill School), 5% due 9/01/2031                  1,131
       400        (Middlesex School Project), 5% due 9/01/2033               410
       250        (Xaverian Brothers High School), 5.65% due 7/01/2029       259
--------------------------------------------------------------------------------
              Massachusetts State Development Finance Agency,
              First Mortgage Revenue Bonds, Series A:
       855        (Edgecombe Project), 6.75% due 7/01/2021                   913
       850        (Overlook Communities Inc.), 6.125% due 7/01/2024          871
--------------------------------------------------------------------------------
     1,250    Massachusetts State Development Finance Agency,
              First Mortgage Revenue Refunding Bonds (Symmes Life
              Care, Inc.--Brookhaven at Lexington), Series A, 5%
              due 3/01/2035 (l)                                            1,283
--------------------------------------------------------------------------------
       500    Massachusetts State Development Finance Agency,
              Human Service Provider Revenue Bonds (Seven Hills
              Foundation & Affiliates), 5% due 9/01/2035 (l)                 511
--------------------------------------------------------------------------------
       825    Massachusetts State Development Finance Agency,
              Resource Recovery Revenue Bonds (Ogden Haverhill
              Associates), AMT, Series A, 6.70% due 12/01/2014               889
--------------------------------------------------------------------------------
              Massachusetts State Development Finance Agency
              Revenue Bonds:
     1,000        (Boston University), Series T-1, 5% due 10/01/2039 (a)   1,037
       500        (College of Pharmacy and Allied Health Services),
                  Series D, 5% due 7/01/2027                                 516
       500        (Curry College), Series A, 5% due 3/01/2035 (j)            507
       400        (Franklin W. Olin College), Series B, 5.25%
                  due 7/01/2033 (i)                                          423
     1,000        (Massachusetts College of Pharmacy and Health
                  Sciences), 5.75% due 7/01/2033                           1,059
       425        (Massachusetts Council of Human Service Providers,
                  Inc.), Series C, 6.60% due 8/15/2029                       432
     2,000        (Smith College), 5% due 7/01/2035                        2,091
       500        (Volunteers of America--Ayer Limited Partnership),
                  AMT, Series A, 6.20% due 2/20/2046 (k)                     558
     1,000        (WGBH Educational Foundation), Series A, 5.375%
                  due 1/01/2042 (a)                                        1,073
     1,100        (WGBH Educational Foundation), Series A, 5.75%
                  due 1/01/2042 (a)                                        1,349
       600        (Western New England College), 5.875%
                  due 12/01/2012 (g)                                         669
       540        (The Wheeler School), 6.50% due 12/01/2029                 573
       500        (Williston Northampton School Project), 5%
                  due 10/01/2025 (i)                                         524
--------------------------------------------------------------------------------
              Massachusetts State Development Finance Agency,
              Revenue Refunding Bonds:
     1,500        (Boston University), Series P, 5.45% due 5/15/2059       1,609
       500        (Clark University), 5.125% due 10/01/2035 (i)              529
     1,500        (Western New England College), Series A, 5%
                  due 9/01/2033                                            1,550
--------------------------------------------------------------------------------
              Massachusetts State Health and Educational Facilities
              Authority Revenue Bonds:
       800        (Baystate Medical Center), Series E, 6%
                  due 7/01/2006 (e)(g)                                       827
     1,000        (Baystate Medical Center), Series F, 5.75%
                  due 7/01/2033                                            1,059
       350        (Berkshire Health System), Series E, 6.25%
                  due 10/01/2031                                             371
       200        (Capital Asset Program), VRDN, Series E, 3.50%
                  due 1/01/2035 (h)                                          200
     1,500        (Daughters of Charity-Carney), Series D, 6.10%
                  due 7/01/2006 (g)                                        1,515
     1,350        (Harvard University), Series FF, 5.125%
                  due 7/15/2037                                            1,414
       750        (Milford-Whitinsville Hospital), Series D, 6.35%
                  due 7/15/2032                                              797
     1,000        (Simmons College), Series F, 5% due 10/01/2033 (c)       1,040
       230        (University of Massachusetts), Series C, 5.125%
                  due 10/01/2034 (c)                                         240
     1,000        (University of Massachusetts Memorial Healthcare),
                  Series D, 5% due 7/01/2033                                 996
     1,285        (Wheaton College), Series D, 6% due 1/01/2018            1,349
--------------------------------------------------------------------------------
              Massachusetts State Health and Educational Facilities
              Authority, Revenue Refunding Bonds:
       885        (Bay Cove Human Services Issue), Series A, 5.90%
                  due 4/01/2028                                              893
     1,000        (Boston College), Series N, 5.125% due 6/01/2037         1,042
       500        (Christopher House), Series A, 6.875%
                  due 1/01/2029                                              503
       800        (Covenant Health System), 6% due 7/01/2022                 865
       400        (Covenant Health System), 6% due 7/01/2031                 428
       495        (Learning Center For Deaf Children), Series C,
                  6.125% due 7/01/2029                                       502
       500        (Massachusetts Institute of Technology), Series L,
                  5% due 7/01/2023                                           555
       100        (Partners Healthcare System), Series A, 5.375%
                  due 7/01/2024 (f)                                          103
       500        (Partners Healthcare System), Series C, 5.75%
                  due 7/01/2032                                              544
       395        (Valley Regional Health System), Series C, 5.75%
                  due 7/01/2018 (b)                                          399
     1,500        (Wellesley College), 5% due 7/01/2033                    1,558
     1,000        (Youville House--FHA Insured Project), Series A,
                  6.25% due 2/15/2007 (d)(g)                               1,050
--------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of The Massachusetts Health & Education Tax-Exempt Trust's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
PCR     Pollution Control Revenue Bonds
VRDN    Variable Rate Demand Notes


6  THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2005

Schedule of Investments (concluded)                               (in Thousands)

       Face
     Amount   Municipal Bonds                                            Value
===============================================================================
Massachusetts (continued)
-------------------------------------------------------------------------------
   $   750    Massachusetts State Industrial Finance Agency, Health
              Care Facility Revenue Bonds (Age Institute of
              Massachusetts Project), 8.05% due 11/01/2025             $    764
-------------------------------------------------------------------------------
     1,500    Massachusetts State Industrial Finance Agency, PCR
              (General Motors Corporation), 5.55% due 4/01/2009           1,348
-------------------------------------------------------------------------------
       400    Massachusetts State Industrial Finance Agency Revenue
              Bonds (Wentworth Institute of Technology), 5.75%
              due 10/01/2008 (g)                                            417
-------------------------------------------------------------------------------
       340    Massachusetts State Industrial Finance Agency, Senior
              Living Facility Revenue Bonds (Forge Hill Project), AMT,
              6.75% due 4/01/2030                                           343
-------------------------------------------------------------------------------
     2,000    Massachusetts State School Building Authority,
              Dedicated Sales Tax Revenue Bonds, Series A, 5%
              due 8/15/2030 (e)                                           2,103
-------------------------------------------------------------------------------
     1,000    Massachusetts State Water Pollution Abatement Trust,
              Pool Program Revenue Bonds, Series 10, 5%
              due 8/01/2029                                               1,051
-------------------------------------------------------------------------------
     1,000    Rail Connections, Inc., Massachusetts, Capital
              Appreciation Revenue Bonds (Route 128 Parking
              Garage), Series B, 6.53%** due 7/01/2009 (g)(j)               444
-------------------------------------------------------------------------------
       750    University of Massachusetts Building Authority, Project
              Revenue Refunding Bonds, Senior Series 04-1, 5.125%
              due 11/01/2034 (a)                                            790
===============================================================================
Puerto Rico--7.7%
-------------------------------------------------------------------------------
     1,000    Puerto Rico Commonwealth Highway and
              Transportation Authority, Transportation Revenue
              Refunding Bonds, Series K, 5% due 7/01/2040                   998
-------------------------------------------------------------------------------
     1,285    Puerto Rico Public Buildings Authority, Government
              Facilities Revenue Refunding Bonds, Series F, 5.25%
              due 7/01/2025                                               1,452
-------------------------------------------------------------------------------
Total Investments (Cost--$48,932*)--159.6%                               50,748

Other Assets Less Liabilities--3.3%                                       1,055

Preferred Shares, at Redemption Value--(62.9%)                          (20,011)
                                                                       --------
Net Assets Applicable to Common Shares--100.0%                         $ 31,792
                                                                       ========

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost .................................................  $48,823
                                                                        =======
      Gross unrealized appreciation ..................................  $ 1,975
      Gross unrealized depreciation ..................................      (50)
                                                                        -------
      Net unrealized appreciation ....................................  $ 1,925
                                                                        =======

** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(a)   AMBAC Insured.
(b)   Connie Lee Insured.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   FSA Insured.
(f)   MBIA Insured.
(g)   Prerefunded.
(h) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(i)   XL Capital Insured.
(j)   ACA Insured.
(k)   GNMA Collateralized.
(l)   Radian Insured.
o Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                          Net           Dividend
      Affiliate                                        Activity          Income
      --------------------------------------------------------------------------
      CMA Massachusetts Municipal Money Fund              --+              --
      --------------------------------------------------------------------------

+     Amount is less than $(1,000).

      See Notes to Financial Statements.

Portfolio Information as of December 31, 2005 (unaudited)

Quality Ratings by                                              Percent of Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................................  42.4%
AA/Aa ...................................................................  15.9
A/A .....................................................................   9.6
BBB/Baa .................................................................  15.6
BB/Ba ...................................................................   2.8
B/B .....................................................................   2.7
NR (Not Rated) ..........................................................  10.6
Other* ..................................................................   0.4
--------------------------------------------------------------------------------
*     Includes portfolio holdings in variable rate demand notes.


   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2005   7

Statement of Net Assets

As of December 31, 2005
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                Investments in unaffiliated securities, at value (identified cost--$48,931,684) ...                    $ 50,747,657
                Cash ..............................................................................                         153,692
                Receivables:
                   Interest .......................................................................    $    984,154
                   Securities sold ................................................................          70,000       1,054,154
                                                                                                       ------------
                Prepaid expenses ..................................................................                           4,399
                                                                                                                       ------------
                Total assets ......................................................................                      51,959,902
                                                                                                                       ------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                Payables:
                   Offering costs .................................................................          57,512
                   Distributions to shareholders ..................................................          16,758
                   Investment adviser .............................................................          14,339
                   Administration fees ............................................................           6,145          94,754
                                                                                                       ------------
                Accrued expenses ..................................................................                          62,769
                                                                                                                       ------------
                Total liabilities .................................................................                         157,523
                                                                                                                       ------------
===================================================================================================================================
Preferred Shares
-----------------------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at redemption value, par value $.01 per share (200 Series A
                Shares and 200 Series B Shares of APS* authorized, issued and outstanding at
                $50,000 per share liquidation preference) .........................................                      20,010,520
                                                                                                                       ------------
===================================================================================================================================
Net Assets Applicable to Common Shares
-----------------------------------------------------------------------------------------------------------------------------------
                Net assets applicable to Common Shares ............................................                    $ 31,791,859
                                                                                                                       ============
===================================================================================================================================
Analysis of Net Assets Applicable to Common Shares
-----------------------------------------------------------------------------------------------------------------------------------
                Common Shares, par value $.01 per share (2,339,681 shares issued and outstanding) .                    $     23,397
                Paid-in capital in excess of par ..................................................                      29,596,026
                Undistributed investment income--net ..............................................    $    334,510
                Undistributed realized capital gains--net .........................................          21,953
                Unrealized appreciation--net ......................................................       1,815,973
                                                                                                       ------------
                Total accumulated earnings--net ...................................................                       2,172,436
                                                                                                                       ------------
                Total--Equivalent to $13.59 net asset value per Common Share (market price--$13.60)                    $ 31,791,859
                                                                                                                       ============

*     Auction Preferred Shares.

      See Notes to Financial Statements.


8  THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2005

Statement of Operations

For the Year Ended December 31, 2005
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                       Interest ...................................................................                    $  2,357,818
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ...................................................    $    156,860
                       Administration fees ........................................................          67,226
                       Professional fees ..........................................................          39,276
                       Commission fees ............................................................          30,790
                       Trustees' fees and expenses ................................................          30,000
                       Printing and shareholder reports ...........................................          29,268
                       Transfer agent fees ........................................................          28,068
                       Accounting services ........................................................          14,192
                       Pricing fees ...............................................................           6,450
                       Custodian fees .............................................................           5,516
                       Listing fees ...............................................................           1,026
                       Other ......................................................................          10,576
                                                                                                       ------------
                       Total expenses .............................................................                         419,248
                                                                                                                       ------------
                       Investment income--net .....................................................                       1,938,570
                                                                                                                       ------------
===================================================================================================================================
Realized & Unrealized Gain--Net
-----------------------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments--net ..........................................                         318,444
                       Change in unrealized appreciation on investments--net ......................                          41,235
                                                                                                                       ------------
                       Total realized and unrealized gain--net ....................................                         359,679
                                                                                                                       ------------
===================================================================================================================================
Dividends & Distributions to Preferred Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net .....................................................                        (245,598)
                       Realized gain--net .........................................................                         (28,720)
                                                                                                                       ------------
                       Total dividends and distributions to Preferred Shareholders ................                        (274,318)
                                                                                                                       ------------
                       Net Increase in Net Assets Resulting from Operations .......................                    $  2,023,931
                                                                                                                       ============

      See Notes to Financial Statements.


   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2005   9

Statements of Changes in Net Assets

                                                                                                             For the Year Ended
                                                                                                                December 31,
                                                                                                       ----------------------------
Increase (Decrease) in Net Assets:                                                                         2005            2004
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                Investment income--net ............................................................    $  1,938,570    $  1,920,663
                Realized gain--net ................................................................         318,444         619,944
                Change in unrealized appreciation--net ............................................          41,235        (459,444)
                Dividends and distributions to Preferred Shareholders .............................        (274,318)        (95,286)
                                                                                                       ----------------------------
                Net increase in net assets resulting from operations ..............................       2,023,931       1,985,877
                                                                                                       ----------------------------
===================================================================================================================================
Dividends & Distributions to Common Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                Investment income--net ............................................................      (1,823,158)     (2,022,704)
                Realized gain--net ................................................................        (304,439)       (367,233)
                                                                                                       ----------------------------
                Net decrease in net assets resulting from dividends and distributions to
                Common Shareholders ...............................................................      (2,127,597)     (2,389,937)
                                                                                                       ----------------------------
===================================================================================================================================
Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                Value of shares issued to Common Shareholders in reinvestment of dividends and
                distributions .....................................................................          64,760          89,668
                Offering and underwriting costs resulting from issuance of Preferred Shares .......        (244,927)             --
                                                                                                       ----------------------------
                Net increase (decrease) in net assets derived from share transactions .............        (180,167)         89,668
                                                                                                       ----------------------------
===================================================================================================================================
Net Assets Applicable to Common Shares
-----------------------------------------------------------------------------------------------------------------------------------
                Total decrease in net assets applicable to Common Shares ..........................        (283,833)       (314,392)
                Beginning of year .................................................................      32,075,692      32,390,084
                                                                                                       ----------------------------
                End of year* ......................................................................    $ 31,791,859    $ 32,075,692
                                                                                                       ============================
                  * Undistributed investment income--net ..........................................    $    334,510    $    492,966
                                                                                                       ============================

      See Notes to Financial Statements.


10  THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2005

Financial Highlights

                                                                                      For the Year Ended December 31,
The following per share data and ratios have been derived              -----------------------------------------------------------
from information provided in the financial statements.                   2005         2004         2003         2002        2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
          Net asset value, beginning of year .......................   $  13.74     $  13.91     $  13.76     $  13.25    $  13.17
                                                                       -----------------------------------------------------------
          Investment income--net* ..................................        .83          .82          .93          .94         .94
          Realized and unrealized gain--net ........................        .15          .08          .07          .42         .03
          Dividends and distributions to Preferred Shareholders:
             Investment income--net ................................       (.11)        (.03)        (.03)        (.05)       (.11)
             Realized gain--net ....................................       (.01)        (.01)          --           --          --
                                                                       -----------------------------------------------------------
          Total from investment operations .........................        .86          .86          .97         1.31         .86
                                                                       -----------------------------------------------------------
          Less dividends and distributions to Common Shareholders:
             Investment income--net ................................       (.78)        (.87)        (.82)        (.80)       (.78)
             Realized gain--net ....................................       (.13)        (.16)          --           --          --
                                                                       -----------------------------------------------------------
          Total dividends and distributions to Common Shareholders .       (.91)       (1.03)        (.82)        (.80)       (.78)
                                                                       -----------------------------------------------------------
          Offering and underwriting costs resulting from issuance of
           Preferred Shares ........................................       (.10)          --           --           --          --
                                                                       -----------------------------------------------------------
          Net asset value, end of year .............................   $  13.59     $  13.74     $  13.91     $  13.76    $  13.25
                                                                       ===========================================================
          Market price per share, end of year ......................   $  13.60     $  16.24     $  15.26     $  13.48    $  13.60
                                                                       ===========================================================
==================================================================================================================================
Total Investment Return
----------------------------------------------------------------------------------------------------------------------------------
          Based on market price per share ..........................     (10.71%)      14.29%       20.11%        5.10%      13.01%
                                                                       ===========================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common Shares**
----------------------------------------------------------------------------------------------------------------------------------
          Total expenses, net of reimbursement .....................       1.30%        1.45%        1.16%        1.19%       1.18%
                                                                       ===========================================================
          Total expenses ...........................................       1.30%        1.45%        1.16%        1.20%       1.20%
                                                                       ===========================================================
          Total investment income--net .............................       6.00%        5.97%        6.74%        7.00%       7.02%
                                                                       ===========================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
          Net assets applicable to Common Shares, end of year
          (in thousands) ...........................................   $ 31,792     $ 32,076     $ 32,390     $ 31,996    $ 30,727
                                                                       ===========================================================
          Portfolio turnover .......................................      16.32%       20.70%       26.17%       35.56%      12.69%
                                                                       ===========================================================

*     Based on average shares outstanding.
**    Do not reflect the effect of dividends to Preferred Shareholders.

      See Notes to Financial Statements.


   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2005  11

Notes to Financial Statements

1. Significant Accounting Policies:

The Massachusetts Health & Education Tax-Exempt Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Trust determines and makes available for publication the net asset value of its Common Shares on a daily basis. The Trust's Common Shares are listed on the American Stock Exchange under the symbol MHE. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures are reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Trust's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

(b) Derivative financial instruments -- The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Trust may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Trust may write covered call options and purchase put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Trust may enter into forward interest rate swaps. In a forward interest rate swap, the Trust and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Trust records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.


12  THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2005

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. The Trust amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering expenses -- Direct expenses relating to the public offering of the Trust's Preferred Stock were charged to capital at the time of issuance of the shares.

(g) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $28,313 has been reclassified between undistributed net investment income and accumulated distributions in excess of net realized capital gains and $45 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to reclassification of distributions and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an advisory agreement with Fund Asset Management, L.P. ("FAM") and an administrative agreement with Princeton Administrators, L.P. ("Princeton"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. FAM and Princeton are owned and controlled by ML & Co.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .35% of the Trust's average daily net assets, including proceeds from the issuance of Preferred Shares.

The Trust pays Princeton a monthly fee at an annual rate of .15% of the Trust's average daily net assets, including proceeds from the issuance of Preferred Shares, for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Trust.

For the year ended December 31, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received underwriting fees of $100,000 in connection with the issuance of the Fund's Preferred Shares.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, Princeton, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2005 were $16,710,403 and $7,158,485, respectively.

4. Share Transactions:

Common Shares

The Trust is authorized to issue an unlimited number of Common Shares, par value $.01 per share. Shares issued and outstanding during the years ended December 31, 2005 and December 31, 2004 increased by 4,569 and 6,200, respectively, as a result of reinvestment of dividends and distributions.

Preferred Shares

The Trust is authorized to issue an unlimited number of Preferred Shares, par value $.01 per share. In addition, the Trust has authorized 400 shares of Auction Preferred Shares, par value $.01 per share. Auction Preferred Shares are redeemable shares of Preferred Shares of the Trust, with a par value of $.01 per share and a liquidation preference of $50,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at December 31, 2005 was 2.85% for Series A and 3.45% for Series B.

Shares issued and outstanding during the year ended December 31, 2005 increased by 200 from the issuance of an additional series of Preferred Shares on September 30, 2005. Shares issued and outstanding during the year ended December 31, 2004 remained constant.


   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2005  13

Notes to Financial Statements (concluded)

5. Distributions to Shareholders:

The Trust paid a tax-exempt income dividend to holders of Common Shares in the amount of $.065000 per share on January 30, 2006 to shareholders of record on January 18, 2006.

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

--------------------------------------------------------------------------------
                                                   12/31/2005         12/31/2004
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ......................         $2,088,254         $2,100,825
  Ordinary income ........................             21,136              2,132
  Long-term capital gain .................            292,525            382,266
                                                   -----------------------------
Total distributions ......................         $2,401,915         $2,485,223
                                                   =============================

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed tax-exempt income--net ......................          $  222,885
Undistributed ordinary income--net ........................              24,721
Undistributed long-term capital gains--net ................                  --
                                                                     ----------
Total undistributed earnings--net .........................             247,606
Capital loss carryforward .................................                  --
Unrealized gains--net .....................................           1,924,830*
                                                                     ----------
Total accumulated earnings--net ...........................          $2,172,436
                                                                     ==========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other book/tax temporary differences.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Massachusetts Health & Education Tax-Exempt Trust:

We have audited the accompanying statement of net assets, including the schedule of investments, of The Massachusetts Health & Education Tax-Exempt Trust (the "Trust"), as of December 31, 2005 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 17, 2006


14  THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2005

Important Tax Information

All of the net investment income distributions paid by The Massachusetts Health & Education Tax-Exempt Trust during the taxable year ended December 31, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Trust during the year:

--------------------------------------------------------------------------------
                                         Payable      Ordinary       Long-Term
                                           Date        Income      Capital Gains
--------------------------------------------------------------------------------
Common Shareholders                     9/29/2005     $.008683              --
                                       12/29/2005           --       $ .113853
--------------------------------------------------------------------------------
Preferred Shareholders  Series A:       9/15/2005     $   4.16              --
                                       11/17/2005           --       $   38.11
                                       11/25/2005           --       $   43.55
                                       12/01/2005           --       $   16.44
                                       12/08/2005           --       $   16.20
                        --------------------------------------------------------
                        Series B:      12/21/2005           --       $   16.43
--------------------------------------------------------------------------------

Proxy Results

During the six-month period ended December 31, 2005, The Massachusetts Health & Education Tax-Exempt Trust's Common Shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on September 13, 2005. A description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------
                                                              Shares Voted     Shares Withheld
                                                                   For           From Voting
----------------------------------------------------------------------------------------------
1. To elect the Trust's Trustees:       Edward M. Murphy        1,940,888           11,650
                                        Frank Nesvet            1,940,498           12,040
                                        Walter B. Prince        1,940,888           11,650
                                        James M. Storey         1,940,888           11,650
----------------------------------------------------------------------------------------------

During the six-month period ended December 31, 2005, The Massachusetts Health & Education Tax-Exempt Trust's Preferred Shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on September 13, 2005. A description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------
                                                              Shares Voted     Shares Withheld
                                                                   For           From Voting
----------------------------------------------------------------------------------------------
1. To elect the Trust's Trustees: James F. Carlin, III,
   Thomas H. Green, III, Edward M. Murphy, Frank Nesvet,
   Walter B. Prince and James M. Storey                            191                0
----------------------------------------------------------------------------------------------


   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2005  15

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

If you decide to participate in the Plan, The Bank of New York, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust in your account.

Under the Plan, participants in the Plan will have their dividends reinvested in Common Shares of the Trust on valuation date. If the market price per Common Share on valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants at the higher of net asset value or 95% of the market price. If net asset value per Common Share on valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, the agent will buy Common Shares in the open market on the American Stock Exchange, or elsewhere. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per Common Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares by the Trust.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares received pursuant to the Plan. Holders of Common Shares who do not elect to participate in the Plan will receive all such amounts in cash paid by check mailed directly to the record shareholder by The Bank of New York, as dividend paying agent.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan.

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

Plan participants will receive tax information annually for personal records and to help prepare federal income tax returns. The automatic reinvestment of dividends and capital gains distributions does not relieve plan participants of any income tax which may be payable on dividends or distributions.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted below. If you withdraw, you will receive a share certificate in your name for all full Common Shares credited to your account under the Plan and a cash payment for any fraction of a share credited to your account. If you desire, the Plan Agent will sell your shares in the Plan and send you the proceeds of the sale, less brokerage commissions.

If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name, which will enable your participation in the Plan.

Any correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.

Other Information

From time to time in the future, the Trust may effect redemptions and/or repurchases of its Auction Preferred Shares as provided in the applicable constituent instruments or as agreed upon by the Trust and holders of Auction Preferred Shares. The Trust would generally effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.


16  THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2005

Officers and Trustees

                                                                                                      Number of
                                                                                                      Portfolios in  Other Public
                           Position(s)  Length of                                                     Fund Complex   Directorships
                           Held with    Time                                                          Overseen by    Held by
Name        Address & Age  Trust        Served   Principal Occupation(s) During Past 5 Years          Trustee        Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas H.   P.O. Box 9095  Trustee      1993 to  Managing Director, Citigroup Global Markets Inc.     One            None
Green,      Princeton, NJ               present  since 2002; Director in SSB, Public Finance
III*        08543-9095                           Department from 1998 to 2001; First Assistant
            Age: 46                              Attorney General for The Commonwealth of
                                                 Massachusetts from 1992 to 1998; Vice President,
                                                 Public Finance, First Boston Corporation.
                                                 Mr. Green is an interested person of the Trust
                                                 because of his affiliation with a brokerage firm.
====================================================================================================================================
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
James F.    P.O. Box 9095  Trustee      2003 to  Executive Vice President, Managing Partner,          One            None
Carlin,     Princeton, NJ               present  Crosspoint Associates, Inc. (real estate
III*        08543-9095                           management and development) since 1993;
            Age: 42                              Board of Directors, Chart Bank since 1996;
                                                 Principal of Alpha Analytical Inc. since 2000;
                                                 Former Director of Carlin Insurance.
------------------------------------------------------------------------------------------------------------------------------------
Edward M.   P.O. Box 9095  Trustee      1993 to  President of the Mentor Network since 2004;          One            None
Murphy      Princeton, NJ               present  President and Chief Executive Officer of Alliance
            08543-9095                           Health Incorporated from 1998 to 2004; Formerly,
            Age: 58                              President and Chief Operating Officer of Olympus
                                                 Healthcare Group, Inc.; Senior Vice President of
                                                 Tucker Anthony Inc. from 1995 to 1997; Executive
                                                 Director of the Massachusetts Health and
                                                 Educational Facilities Authority from 1989 to 1995;
                                                 Previously, Commissioner of the Massachusetts
                                                 Department of Mental Health.
------------------------------------------------------------------------------------------------------------------------------------
Frank       P.O. Box 9095  Trustee      2004 to  Chief Executive Officer, Libra Group, Inc. since     One            Director of
Nesvet      Princeton, NJ               present  1998; Managing Director, Senior Vice President,                     Jefferson
            08543-9095                           CFO and Fund Treasurer, New England Funds                           Pilot
            Age: 62                              from 1993 to 1998.                                                  Variable
                                                                                                                     Fund (a
                                                                                                                     series of 14
                                                                                                                     mutual funds
                                                                                                                     sponsored
                                                                                                                     and managed
                                                                                                                     by Jefferson
                                                                                                                     Pilot
                                                                                                                     Investment
                                                                                                                     Advisory
                                                                                                                     Corporation
                                                                                                                     since
                                                                                                                     October
                                                                                                                     2003);
                                                                                                                     Trustee and
                                                                                                                     Chairman of
                                                                                                                     the Audit
                                                                                                                     Committee of
                                                                                                                     StreetTRACKS(R)
                                                                                                                     Series Trust
                                                                                                                     (a series of
                                                                                                                     10 exchange-
                                                                                                                     traded
                                                                                                                     mutual funds
                                                                                                                     sponsored
                                                                                                                     and managed
                                                                                                                     by State
                                                                                                                     Street
                                                                                                                     Global
                                                                                                                     Advisers)
                                                                                                                     since 2000.


   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2005  17

Officers and Trustees (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Trust        Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Walter B.   P.O. Box 9095  Chairman     1993 to  Partner of the law firm of Prince, Lobel,             One             None
Prince      Princeton, NJ  and Trustee  present  Glovsky & Tye LLP since 1988; Board of Directors,
            08543-9095                           OneUnited Bank.
            Age: 57
------------------------------------------------------------------------------------------------------------------------------------
James M.    P.O. Box 9095  Trustee      1993 to  Corporate Trustee/Director of various organizations   One             Trustee of
Storey      Princeton, NJ               present  and corporations, including The U.S. Charitable                       the SEI
            08543-9095                           Gift Trust (a charitable organization sponsored by                    Investment
            Age: 74                              Eaton Vance) and a practicing attorney; Partner                       Funds
                                                 of the law firm of Dechert, Price & Rhoads from                       (consisting
                                                 1987 to 1993.                                                         of 128
                                                                                                                       portfolios).
            ------------------------------------------------------------------------------------------------------------------------
            *  Auction Preferred Shares Trustee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Trust        Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Trust Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2004 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and                   since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999 and
            Age: 45        Treasurer             Director since 2004; Vice President of MLIM and FAM from 1990 to 1997; Director of
                                                 Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the
                                                 IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  President    2004 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ               present  Management) of MLIM from 1997 to 2000.
            08543-9011
            Age: 42
------------------------------------------------------------------------------------------------------------------------------------
Theodore R. P.O. Box 9011  Vice         2004 to  Managing Director of MLIM since 2005; Director (Municipal Tax-Exempt Fund
Jaeckel Jr. Princeton, NJ  President    present  Management) of MLIM from 1997 to 2005; Vice President of MLIM from 1991 to 1997.
            08543-9011
            Age: 46
------------------------------------------------------------------------------------------------------------------------------------
Robert D.   P.O. Box 9011  Vice         2004 to  Vice President (Municipal Tax-Exempt Fund Management) of MLIM since 1998;
Sneeden     Princeton, NJ  President    present  Assistant Vice President and Portfolio Manager of MLIM from 1994 to 1998.
            08543-9011
            Age: 53
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at  Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Brian D.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2005; Vice President of MLIM from 2002 to
Stewart     Princeton, NJ               present  2005; Secretary, The Massachusetts Health & Education Tax-Exempt Trust since 2004:
            08543-9011                           Attorney Private Practice from 1999 to 2002.
            Age: 36
            ------------------------------------------------------------------------------------------------------------------------
            *  Officers of the Trust serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Shares:

Deutsche Bank Trust Company
280 Park Avenue, 9th Floor
New York, NY 10018

Amex Symbol

MHE


18  THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2005

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Trust offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST   DECEMBER 31, 2005  19

[LOGO] Merrill Lynch   Investment Managers
www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com

The Massachusetts Health & Education Tax-Exempt Trust seeks to provide shareholders with as high a level of current income exempt from both regular federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders' capital. The Trust seeks to achieve its investment objective by investing primarily in Massachusetts tax-exempt obligations issued on behalf of participating not-for-profit institutions. The Trust will continue to invest primarily in "investment grade" obligations. The Trust is intended to be a long-term investment and not a short-term trading vehicle.

This report, including the financial information herein, is transmitted to shareholders of The Massachusetts Health & Education Tax-Exempt Trust for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trust has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Trust voted proxies relating to securities held in the Trust's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

The Massachusetts Health & Education Tax-Exempt Trust
Box 9011
Princeton, NJ 08543-9011

                                                                  #MHET -- 12/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of trustees has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent: Frank Nesvet.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending December 31, 2005 - $22,500
                                  Fiscal Year Ending December 31, 2004 - $25,200

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2005 - $0
                                  Fiscal Year Ending December 31, 2004 - $0

         (c) Tax Fees -           Fiscal Year Ending December 31, 2005 - $5,700
                                  Fiscal Year Ending December 31, 2004 - $5,200

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending December 31, 2005 - $0
                                  Fiscal Year Ending December 31, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending December 31, 2005 - $5,577,771
             Fiscal Year Ending December 31, 2004 - $11,926,355

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         James F. Carlin, III
         Thomas H. Green, III
         Walter B. Prince
         Edward M. Murphy
         James M. Storey
         Frank Nesvet

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of December 31, 2005.

         (a)(1) Mr. Theodore R. Jaeckel, Jr. is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Mr. Jaeckel has been a Managing Director of MLIM since 2005. He was a Director of MLIM from 1997 to 2005. Mr. Jaeckel has been a portfolio manager with the Investment Adviser and MLIM since 1991 and has been a Vice President and portfolio manager of the Fund since 2004.

         (a)(2) As of December 31, 2005:

                                                                        (iii) Number of Other Accounts and
                    (ii) Number of Other Accounts Managed                 Assets for Which Advisory Fee is
                          and Assets by Account Type                              Performance-Based
                    Other                                             Other
(i) Name of      Registered      Other Pooled                       Registered      Other Pooled
Portfolio        Investment       Investment          Other         Investment       Investment          Other
Manager          Companies         Vehicles         Accounts        Companies         Vehicles          Accounts
               --------------                                     --------------

Theodore R
Jaeckel, Jr                 7                1                0                0                1                0
               $2,643,353,381   $   21,567,585   $            0   $            0   $   21,567,585   $            0

         (iv) Potential Material Conflicts of Interest

      Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

      Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

      To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

      In some cases, a real, potential or apparent conflict may also arise where
(i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

         (a)(3) As of December 31, 2005:

      Portfolio Manager Compensation

      The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser, is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

      Compensation Program

      The elements of total compensation for MLIM and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

      Base Salary

      Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

      Performance-Based Compensation

      MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, MLIM and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to a subset of single-state closed-end, municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster ML & Co.'s principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

      Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of ML & Co. stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future ML & Co. stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the ML & Co. shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect ML & Co.'s reputation for integrity.

      Other Compensation Programs

      Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

      Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of ML & Co. and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

         (a)(4) Beneficial Ownership of Securities. As of December 31, 2005, Jaeckel does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Massachusetts Health and Education Tax-Exempt Trust


By: /s/ John M. Loffredo
    -------------------------------
    John M. Loffredo,
    Chief Executive Officer of
    The Massachusetts Health and Education Tax-Exempt Trust

Date: February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John M. Loffredo
    -------------------------------
    John M. Loffredo,
    Chief Executive Officer of
    The Massachusetts Health and Education Tax-Exempt Trust

Date: February 21, 2006


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    The Massachusetts Health and Education Tax-Exempt Trust

Date: February 21, 2006